Exhibit 99.Section 19(a)

EXHIBIT 3: SECTION 19(a) NOTICE TO FUND’S SHAREHOLDERS

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date: December 31, 2019

Distribution Amount Per Common Share:	$0.1125

The following table sets forth the estimated amounts of the current distribution, paid December 31, 2019, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage		Percentage Breakdown
		Breakdown	Total Cumulative	of the Total Cumulative
	Current	of Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date[1]	Fiscal Year to Date[1]
Net Investment Income	$0.0129	12%	$0.0238	7%
Net Realized ST Cap Gains	$0.0555	49%	$0.0555	16%
Net Realized LT Cap Gains	$0.0000	0%	$0.0791	24%
Return of Capital or Other Capital Source	$0.0441	39%	$0.1791	53%
TOTAL (per common share):	$0.1125	100%	$0.3375	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from November 30, 2014 through November 30, 2019	7.83%
Annualized current distribution rate expressed as a percentage of NAV as of November 30, 2019	6.62%
Cumulative total return at NAV for the fiscal year, through November 30, 2019[2]	9.85%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of November 30, 2019[1]	1.65%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized losses on sale of securities is $82,927,042, of which $87,148,075 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

1	The Fund’s current fiscal year began on October 1, 2019.

2	Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2019 through November 30, 2019.

Tekla Healthcare Opportunities Fund

CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

03621B     002CSNA6FD

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date: January 31, 2020
Distribution Amount Per Common Share:	$0.1125

The following table sets forth the estimated amounts of the current distribution, paid January 31, 2020, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage		Percentage Breakdown
		Breakdown	Total Cumulative	of the Total Cumulative
	Current	of Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date[1]	Fiscal Year to Date[1]
Net Investment Income	$0.0000	0%	$0.0238	5%
Net Realized ST Cap Gains	$0.0000	0%	$0.0555	12%
Net Realized LT Cap Gains	$0.0000	0%	$0.0791	18%
Return of Capital or Other Capital Source	$0.1125	100%	$0.2916	65%
TOTAL (per common share):	$0.1125	100%	$0.4500	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from December 31, 2014 through December 31, 2019	8.30%
Annualized current distribution rate expressed as a percentage of NAV as of December 31, 2019	6.46%
Cumulative total return at NAV for the fiscal year, through December 31, 2019[2]	13.26%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of December 31, 2019[1]	2.15%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized losses on sale of securities is $85,790,319, of which $88,903,953 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

1	The Fund’s current fiscal year began on October 1, 2019.
2	Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2019 through December 31, 2019.

Tekla Healthcare Opportunities Fund

CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

036O4A     002CSNA8BB

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date: February 28, 2020

Distribution Amount Per Common Share:	$0.1125

The following table sets forth the estimated amounts of the current distribution, paid February 28, 2020, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage		Percentage Breakdown
		Breakdown	Total Cumulative	of the Total Cumulative
	Current	of Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date[1]	Fiscal Year to Date[1]
Net Investment Income	$0.0000	0%	$0.0238	4%
Net Realized ST Cap Gains	$0.0000	0%	$0.0555	10%
Net Realized LT Cap Gains	$0.0000	0%	$0.0791	14%
Return of Capital or Other Capital Source	$0.1125	100%	$0.4041	72%
TOTAL (per common share):	$0.1125	100%	$0.5625	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from January 31, 2015 through January 31, 2020	7.00%
Annualized current distribution rate expressed as a percentage of NAV as of January 31, 2020	6.66%
Cumulative total return at NAV for the fiscal year, through January 31, 2020[2]	10.52%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of January 31, 2020[1]	2.77%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized losses on sale of securities is $67,150,340, of which $70,245,278 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

1	The Fund’s current fiscal year began on October 1, 2019.

2	Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2019 through January 31, 2020.

Tekla Healthcare Opportunities Fund

CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

037D8A       002CSNA9F5

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date: March 31, 2020

Distribution Amount Per Common Share:	$0.1125

The following table sets forth the estimated amounts of the current distribution, paid March 31, 2020, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage		Percentage Breakdown
		Breakdown	Total Cumulative	of the Total Cumulative
	Current	of Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date[1]	Fiscal Year to Date[1]
Net Investment Income	$0.0000	0%	$0.0238	4%
Net Realized ST Cap Gains	$0.0000	0%	$0.0555	8%
Net Realized LT Cap Gains	$0.0000	0%	$0.0791	12%
Return of Capital or Other Capital Source	$0.1125	100%	$0.5166	76%
TOTAL (per common share):	$0.1125	100%	$0.6750	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from February 28, 2015 through February 28, 2020	5.35%
Annualized current distribution rate expressed as a percentage of NAV as of February 28, 2020	7.09%
Cumulative total return at NAV for the fiscal year, through February 28, 2020[2]	4.47%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of February 28, 2020[1]	3.55%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized gains on sale of securities is -$132,550,800, of which $134,204,462 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

1	The Fund’s current fiscal year began on October 1, 2019.

2	Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2019 through February 28, 2020.

Tekla Healthcare Opportunities Fund

CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

038DSB     002CSNAC6C

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date: April 30, 2020

Distribution Amount Per Common Share:	$0.1125

The following table sets forth the estimated amounts of the current distribution, paid April 30, 2020, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage		Percentage Breakdown
		Breakdown	Total Cumulative	of the Total Cumulative
	Current	of Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date[1]	Fiscal Year to Date[1]
Net Investment Income	$0.0000	0%	$0.0238	3%
Net Realized ST Cap Gains	$0.0000	0%	$0.0555	7%
Net Realized LT Cap Gains	$0.0000	0%	$0.0791	10%
Return of Capital or Other Capital Source	$0.1125	100%	$0.6291	80%
TOTAL (per common share):	$0.1125	100%	$0.7875	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from March 31, 2015 through March 31, 2020	3.54%
Annualized current distribution rate expressed as a percentage of NAV as of March 31, 2020	7.71%
Cumulative total return at NAV for the fiscal year, through March 31, 2020[2]	-3.17%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of March 31, 2020[1]	4.49%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized gains on sale of securities is $55,390,415, of which $54,955,447 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

1	The Fund’s current fiscal year began on October 1, 2019.

2	Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2019 through March 31, 2020.

Tekla Healthcare Opportunities Fund

CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500
Fax: 617-772-8577

039HMB     002CSNAD64

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date: May 29, 2020
Distribution Amount Per Common Share:	$0.1125

The following table sets forth the estimated amounts of the current distribution, paid May 29, 2020, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage		Percentage Breakdown
		Breakdown	Total Cumulative	of the Total Cumulative
	Current	of Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date[1]	Fiscal Year to Date[1]
Net Investment Income	$0.0000	0%	$0.0238	3%
Net Realized ST Cap Gains	$0.0000	0%	$0.0555	6%
Net Realized LT Cap Gains	$0.0000	0%	$0.0791	9%
Return of Capital or Other Capital Source	$0.1125	100%	$0.7416	82%
TOTAL (per common share):	$0.1125	100%	$0.9000	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from April 30, 2015 through April 30, 2020	6.61%
Annualized current distribution rate expressed as a percentage of NAV as of April 30, 2020	6.85%
Cumulative total return at NAV for the fiscal year, through April 30, 2020[2]	9.61%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of April 30, 2020[1]	4.57%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized losses on sale of securities is $57,841,272, of which $62,548,940 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

1	The Fund’s current fiscal year began on October 1, 2019.

2	Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2019 through April 30, 2020.

Tekla Healthcare Opportunities Fund

CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500
Fax: 617-772-8577

039XOA    002CSNAED3